SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               August 5, 1999
                      -------------------------------
                     (Date of earliest event reported)


                      Impac Commercial Holdings, Inc.
            ----------------------------------------------------
           (Exact Name of Registrant as Specified in its charter)

       Maryland                   0-13091            33-0745075
   ---------------               ---------          ------------
(State or Jurisdiction      (Commission File No.)  (IRS Employer
 of Incorporation)                                Identification No.)


     1301 Avenue of the Americas, 42nd Floor, New York, New York 10019
     -----------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (212) 798-6100
                   -------------------------------------
            (Registrant's telephone number, including area code)


             1401 Dove Street, Newport Beach, California 92660
       --------------------------------------------------------------
       (Former name or former address, if changed since last report)


Item 5.  Other Events.

      On August 5, 1999, AMRESCO Capital Trust and Impac Commercial Holdings, Inc. announced that they had entered into a merger agreement (the "Merger Agreement"). The press release relating to the Merger Agreement is attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(c)   Exhibits.

      Exhibit No. Description

      99.1        Press Release, dated August 5, 1999



                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IMPAC COMMERCIAL HOLDINGS,
                                    INC.


                                    By: /s/ Lilly Donohue
                                       __________________________
                                       Name:  Lilly Donohue
                                       Title: Assistant Secretary


Dated:  August 9, 1999



                               EXHIBIT INDEX


Exhibit No.     Description

    99.1        Press Release, dated August 5, 1999